                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                             /s/ Michael B. Bracy
                                             ----------------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                   /s/ Joe E. Chenoweth
                                                  -----------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                /s/ O. Holcombe Crosswell
                                                -------------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                    /s/ Walter A. DeRoeck
                                                    ---------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                      /s/ Mickey P. Foret
                                                      -------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                      /s/ Joseph M. Grant
                                                      -------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                      /s/ Robert C. Hanna
                                                      -------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                   /s/ W. Jeffrey Hart
                                                   ----------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                              /s/ T. Milton Honea
                                              ---------------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                   /s/ Myra Jones
                                                   ----------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                    /s/ Weldon H. Johnson
                                                    ---------------------------

                              POWER OF ATTORNEY


         WHEREAS, NORAM ENERGY CORP., a Delaware corporation, (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 1996 together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby appoint, T. MILTON HONEA and MICHAEL B. BRACY, or either of them, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his or her name, place and stead in the capacity of Director of the Company, said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of March, 1997.



                                                   /s/ Bruce W. Wilkinson
                                                   ----------------------------